Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO

REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of August 8, 2014 (this “Amendment”) to the Revolving Credit Agreement dated as of December 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower has informed the Administrative Agent and each Lender that the Borrower has failed to furnish to the Administrative Agent (i) the financial statements, reports and other documents as required under Section 5.01(a) of the Credit Agreement with respect to the fiscal year of the Borrower ended March 31, 2014 and (ii) the related deliverables required under Sections 5.01(c) and 5.03(b) of the Credit Agreement (collectively, the “Specified Default”);

WHEREAS, the Borrower has informed the Administrative Agent and each Lender that the Borrower has entered into a non-binding letter of intent (the “Letter of Intent”) with certain investors of the Borrower (collectively, the “Investors”) with terms as set forth in the Form 8-K filed with the SEC on July 9, 2014, pursuant to which (i) the Investors will acquire 100% of the issued and outstanding common stock of the Borrower through a merger (the “Merger”) and (ii) the Loan Parties and the Investors or their affiliates will enter into other transactions contemplated by the Letter of Intent (together with the Merger, the “Transactions”);

WHEREAS, the Borrower has informed the Administrative Agent and each Lender that certain Loan Parties intend to sell certain assets of such Loan Parties to Gould Paper Corporation for the aggregate purchase price of approximately $6,500,000 (the “Specified Sale”); and

WHEREAS, upon Borrower’s request, the Required Lenders have, subject to the terms and conditions set forth herein, consented to amend certain provisions of the Credit Agreement, extend the Waiver Period (as hereinafter defined) relating to the Specified Default and waive any Default or Event of Default relating to the Specified Sale.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.          Amendments to Credit Agreement.

(a)          The following definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

““Amendment No. 3” means Amendment No. 3 to Revolving Credit Agreement, dated as of August 8, 2014, among the Borrower, the Lenders party thereto and the Administrative Agent.”

““Amendment No. 3 Effective Date” has the meaning assigned to the term “Amendment Effective Date” under Amendment No. 3.”

““Indentures” means the Senior Secured Notes Indenture, Second Lien Indenture and Second Lien PIK Indenture.”

““Letter of Intent” means that certain non-binding letter of intent, dated July 8, 2014, among the Borrower and certain investors of the Borrower, with terms as set forth in the Form 8-K filed with the SEC on July 9, 2014.”

““Merger” shall mean the merger of AMI Merger Corporation, a wholly-owned subsidiary of AMI Parent Holdings LLC, into the Borrower, with the Borrower as the surviving corporation as contemplated by the Letter of Intent.

““Merger Transactions” means all transactions relating to the Merger and the other transactions relating to or contemplated by the Letter of Intent and any and all definitive documentation relating thereto, including, without limitation, the payment of the merger consideration, the payment of fees and expenses pursuant to the definitive documentation relating to the Merger, the receipt of all amendments and consents under the Borrower’s existing debt and equity documents and the issuance of Second Lien PIK Notes.”

““Related Person” with respect to any Permitted Holder means: (1) any controlling stockholder or a majority (or more) owned Subsidiary of such Permitted Holder or, in the case of an individual, any spouse or immediate family member of such Permitted Holder, any trust created for the benefit of such individual or such individual’s estate, executor, administrator, committee or beneficiaries; (2) any fund managed by or under common management with, such Permitted Holder and any management company of such Permitted Holder; or (3) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a majority (or more) controlling interest of which consist of such Permitted Holder and/or such other Persons referred to in the immediately preceding clauses (1) and (2).”

““Second Lien PIK Indenture” means the indenture in respect of the Second Lien PIK Notes dated as October 2, 2013, among the Borrower and the Second Lien PIK Trustee, as amended or supplemented from time to time.”

““Second Lien PIK Notes” means the 10% Second Lien Senior Secured PIK Notes due 2018 issued under the Second Lien PIK Indenture, as the same may be amended, amended and restated, modified, supplemented and/or extended from time to time in accordance with the terms hereof and thereof.”

““Second Lien PIK Trustee” means Wilmington Trust, National Association, as trustee for the holders of Second Lien PIK Notes.”

(b)          The definition of “Change in Control” is hereby amended by adding the following text at the end of such definition:

“Notwithstanding the foregoing: (A) any holding company whose only significant asset is Equity Interests of the Borrower or any direct or indirect parent of the Borrower shall not itself be considered a “person” or “group” for purposes of this definition; (B) the transfer of assets between or among the Restricted Subsidiaries or Borrower shall not itself constitute a Change in Control; (C) the term “Change in Control” shall not include a merger or consolidation of the Borrower (or any direct or indirect parent thereof) with, or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Borrower (or direct or indirect parent thereof) to, an Affiliate incorporated or organized solely for the purpose or reincorporating or reorganizing the Borrower in another jurisdiction and/or for the sole purpose of forming or collapsing a holding company structure; and (D) a “person” or “group” shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement.”

(c)          The definition of “Permitted Holders” is hereby amended by replacing it in its entirety with the following:

““Permitted Holders” means (i) (x) prior to the consummation of the Merger Transactions, (A) Angelo, Gordon & Co., L.P., (B) Avenue Capital Management II, L.P., (C) Capital Research and Management Company, Capital Guardian Trust Company and Capital International, Inc., (D) Credit Suisse Securities (USA) LLC and (E) Regiment Capital Management, LLC and (y) upon the consummation of the Merger Transactions, (A) Chatham Asset Management, LLC, (B) Leon Cooperman and (C) David J. Pecker, (ii) any group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act or any successor provision) of which any of the Permitted Holders specified in clause (i) above are members, and (iii) the respective Affiliates and Related Persons of each of the foregoing; provided that in the case of any group specified in clause (ii) above, without giving effect to such group, Permitted Holders specified in clause (i) above and their respective Related Persons must collectively beneficially own at least 50% of the total voting power of the voting stock of the Borrower.”

(d)          Section 6.01(vii) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(vii)      (w) the Senior Secured Notes, (x) the Second Lien Notes and (y) the Second Lien PIK Notes in an aggregate principal amount not to exceed $114.0 million (of which up to $12.5 million issued after the Amendment No. 3 Effective Date shall only be permitted to be incurred pursuant to this Section 6.01(vii)(y) if incurred in connection with the Merger Transactions) and (z) any Permitted Refinancing Indebtedness incurred to refinance any Indebtedness permitted under this clause (vii);”

(e)          Section 6.02(ix) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(ix)        Liens on Collateral securing (w) the Senior Secured Notes, (x) the Second Lien Notes, (y) the Second Lien PIK Notes permitted under Section 6.01(vii)(y) and the accrual of interest and the payment of interest in the form of additional Second Lien PIK Notes or (z) Permitted Refinancing Indebtedness in respect thereof incurred pursuant to this Agreement so long as such Liens are subject to the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement, as applicable, or other intercreditor agreements in form and substance reasonably satisfactory to the Administrative Agent.

(f)           Section 6.08(a)(vii) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(vii) the Borrower may make Restricted Payments of fees and expenses required to be paid by the Loan Parties in connection with the Merger Transactions,”

(g)          Section 6.08(b) of the Credit Agreement is hereby amended by adding the following text at the end of such Section:

“Notwithstanding anything herein to the contrary, the Borrower will not, nor will it permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of the Senior Secured Notes on or prior to June 15, 2015 or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the Senior Secured Notes on or prior to June 15, 2015, except (x) payment of regularly scheduled interest and any mandatory prepayments and mandatory offers to purchase (including any premiums required under the documents governing such Indebtedness), in each case as and when due (or thereafter) in respect of the Senior Secured Notes (including, without limitation, any regularly scheduled interest payments which the Borrower or such Restricted Subsidiary may elect to pay in cash or by the issuance of additional Indebtedness), (y) refinancings of the Senior Secured Notes to the extent that the Indebtedness incurred to refinance such other Indebtedness is permitted under Section 6.01 and (z) refinancings of the Senior Secured Notes with the Net Proceeds of any issuance of Equity Interests by the Borrower to any Person other than the Borrower or any Restricted Subsidiary.”

(h)          Section 6.12 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“SECTION 6.12         First Lien Leverage Ratio. The Borrower will not permit the First Lien Leverage Ratio as of the last day of any fiscal quarter ending on any date during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Ratio

Effective Date to and including June 30, 2013	4.75 to 1.00

July 1, 2013 to and including March 31, 2014	4.50 to 1.00

April 1, 2014 to and including June 30, 2015	5.25 to 1.00

July 1, 2015 and thereafter	4.50 to 1.00

Section 2.          Waivers and Consents.

(a)          As of the Waiver Effective Date (as hereinafter defined), the Required Lenders hereby waive the Specified Default until the expiration of the Waiver Period. As used herein, the term “Waiver Period” shall mean the period commencing on the Waiver Effective Date and expiring on the earlier of (i) August 15, 2014 and (ii) immediately prior to the consummation of the Merger.

(b)          Upon the expiration of the Waiver Period, the agreement of the Required Lenders hereunder to waive the Specified Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Borrower and each other Loan Party hereby waives.

(c)          Notwithstanding anything set forth in the Credit Agreement to the contrary, the Required Lenders hereby consent to the Specified Sale and permanently waive any Default or Event of Default that may arise due to the consummation of the Specified Sale.

Section 3.          Conditions.

The waivers contained in Section 2 of this Amendment shall become effective on the date (the “Waiver Effective Date”) on which this Amendment has been signed by the Borrower and the Required Lenders. The amendments contained in Section 1 of this Amendment shall become effective on the date (the “Amendment Effective Date”) on which:

(a)          This Amendment has been signed by the Borrower and the Required Lenders.

(b)          The Borrower shall have paid a consent fee for the account of each Lender that has executed a counterpart to this Amendment on or before 5:00 p.m. (New York City time) on August 11, 2014, in an amount equal to 0.50% of the outstanding principal amount of such Lender’s Revolving Commitments in effect immediately prior to the Amendment Effective Date.

(c)          Substantially concurrently with the Amendment Effective Date, the Administrative Agent shall have received an executed copy of the Note Purchase Agreement, among the Borrower and certain funds and accounts managed by Chatham Asset Management, LLC and Omega Charitable Partnership, L.P. providing for the issuance of Second Lien PIK Notes in an aggregate principal amount plus the accrued interest thereon of no less than $12,500,000.

Section 4.          Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.          Applicable Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.          Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

Section 7.          Effect of Amendment.

On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN MEDIA, INC., as Borrower

By:	/s/ Christopher Polimeni
Name:	Christopher Polimeni
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

JPMorgan Chase Bank, N.A.

By:	/s/ Charles Holmes
	Name:	Charles Holmes
	Title:	Executive Director

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

BDIF LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

IN-FP1 LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

IN-FP2 LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

IN-FP3 LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

WELLWATER LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

Deutsche Bank Trust Company Americas

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[American Media Credit Agreement Amendment No. 3]

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF August 8, 2014, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

Credit Suisse AG Cayman Islands Branch

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Stanley Tran
	Name:	Stanley Tran
	Title:	Authorized Signatory

[American Media Credit Agreement Amendment No. 3]